Business combinations	12 Months Ended
Dec. 31, 2019
Business combinations [Abstract]
Business combinations
Note 16 – Business combinations

Paragon Transaction

The Company announced a binding tender offer agreement (the “Tender Offer Agreement”) on February 21, 2018 to offer (“the Offer”) to purchase all outstanding shares in Paragon Offshore Limited (“Paragon”). The total acquisition price to purchase all outstanding shares was $241.3 million. The transaction was subject to the satisfaction of the offer conditions, customary closing conditions, including, among other customary conditions, that (a) at least 67% of the outstanding Paragon shares were validly tendered and not withdrawn before the expiration date, (b) no material adverse change shall have occurred prior to closing, and (c) Paragon shall have completed all actions necessary to acquire ownership of certain Prospector drilling rigs and legal entities currently subject to chapter 11 proceedings in the United States Bankruptcy Court in the District of Delaware. On March 29, 2018, all of the conditions to the Offer were satisfied and the transaction closed. Shareholders holding 99.41% of the shares accepted the offer for a total payment of approximately $240.0 million.

Recognized amounts of identifiable assets acquired, and liabilities assumed at fair value:

(In $ millions)	March 29, 2018
Cash and cash equivalents	41.7
Restricted cash	4.2
Trade receivables	31.0
Other current assets (including acquired contract backlog of $31.6 million)	53.4
Jack-up drilling rigs	246.0
Assets held for sale	15.0
Property, plant and equipment	16.1
Other long-term assets (including acquired contract backlog of $12.8 million)	24.8
Trade payables	(10.5)
Accruals and other current liabilities	(40.9)
Long term debt	(87.7)
Other non-current liabilities	(13.7)
Total	279.4
Fair value of consideration satisfied by cash:
Payment upon completion by the Company	240.0
Payment to non-controlling interest	1.3
Total	241.3
Total fair value of purchase consideration	241.3
Fair value of net assets acquired	279.4
Bargain gain	(38.1)

At the time of the acquisition, Paragon was an international driller with a fleet of 23 drilling units. This fleet included two modern units, the Prospector 1 and Prospector 5 built in 2013 and 2014, respectively. The fleet also included a semi-submersible drilling rig, MSS1, with a long-term contract for TAQA in the North Sea which commenced on March 6, 2018. We disposed of 16 jack-up rigs acquired in the Paragon transaction during 2018.

The Paragon transaction is accounted for as a business combination. The estimated fair value of the individual rigs was derived by using a market and income-based approach with market participant-based assumptions. A bargain purchase gain of $38.1 million was recognized in the Consolidated Statement of Operations. A bargain purchase gain arises when the fair value of the net assets acquired is higher than the total fair value of purchase consideration.

Immediately following the closing of the Paragon transaction, the Company settled the long-term debt of $87.7 million plus $1.6 million of accrued interest and brokerage fees.

During 2018, the Company purchased the remaining outstanding shares in Paragon Offshore limited for $1.0 million.

Restructuring

The table below sets forth the movements in restructuring provisions as a result of the Paragon transaction:

	As of December 31,
(In $ millions)	2019	2018
Non-current
Opening balance	7.0	-
Reclassification of onerous lease to lease liability (ASU 842 adoption)	(7.0)	-
Onerous office lease (ii)	-	7.0
Non-current restructuring provision (a)	-	7.0
Current
Opening balance	4.9	-
Severance (i)	1.7	22.8
Severance payments (i)	(1.3)	(21.1)
Onerous office lease (ii)	-	5.2
Reclassification of onerous lease to lease liability (ASU 842 adoption)	(3.2)	-
Lease payments	-	(2.0)
Current restructuring provision (b)	0.4	4.9
Total (a+b)	0.4	11.9

(i)	Severance payment

As part of the Tender Offer Agreement signed February 21, 2018, the Company initiated a workforce reduction program at closing of the transaction to align the size and composition of the Paragon workforce to the Company’s expected future operations and strategy. An agreement was reached with relevant employees of Paragon that specifies the amounts payable to those made redundant. The Company recognized $22.8 million in restructuring expense for the year ended December 31, 2018 related to those employees. As of December 31, 2019, $0.4 million is recognized within other current liabilities as final settlement for Paragon employees still employed by the Company. It is expected that the liability will be settled in 2020 when the employees are no longer employed by the Company.

(ii)	Office lease

During the year ended December 31, 2018, the Company recognized $7.7 million as restructuring cost for vacating excess Paragon offices as part of the workforce reduction program. The restructuring expense of $7.7 million relates to future lease obligations still present after the cease of use date. The Company’s future lease obligation of $10.2 million is recognized under onerous contracts, whereof $4.5 million was recognized by Paragon before the acquisition as part of Paragon’s own restructuring plan as of December 31, 2018. All future payments will be recognized against onerous contracts until February 2022 when the lease obligation is settled. The Company expects no additional lease costs to be recognized related to the Paragon restructuring after the year ended December 31, 2018.

We adopted, topic 842 “Leases”, on a modified retrospective basis, on January 1, 2019. Subsequent to adoption, onerous lease commitments of $10.2 million were reclassified to lease liability. We have not restated comparative periods (see note 14).

Paragon pro forma information (unaudited)

Basis of preparation

The unaudited pro forma financial information is based on Borr Drilling’s and Paragon’s historical consolidated financial statements as adjusted to give effect to the acquisition of Paragon. The unaudited revenue and net income (loss) for the periods ended December 31, 2018 and 2017 give effect to the Paragon acquisition as if it had occurred on January 1, 2017.

	Pro forma for the Year Ended December 31,
(In $ millions)	2018 (unaudited)	2017 (unaudited)
Revenue	192.1	185.5
Net income (loss)	(297.5)	738.0

Certain one-time adjustments were included in the pro forma financial information.

For the period from March 29, 2018 until December 31, 2018, Paragon contributed $116.3 million in revenue resulting in loss before income taxes of $42.7 million, excluding bargain purchase gain of $38.1 million.

Transocean Transaction

On March 15, 2017, the Company entered into an agreement to acquire fifteen high specification jack-up drilling rigs from Transocean Inc. (“Transocean”). The transaction consisted of Transocean’s entire jack-up fleet, comprising eight rig owning companies (which together owned 10 rigs) and five newbuildings under construction at Keppel FELS Limited’s shipyard in Singapore. Total consideration for the transaction was $1,240.5 million and included jack-up rigs of $547.7 million, onerous contract of $223.7 million, current assets of $0.5 million and future newbuild contracts of $916.0 million.

On March 15, 2017 a deposit of $32.0 million was paid to Transocean. The Company financed the transaction through a private placement of 45,720,000 shares, issued at $17.50 per share.

On May 31, 2017, the acquisition date, the Company completed the transaction with Transocean upon paying further consideration of $288.7 million, in addition to the $32.0 million deposit already paid. As a result of the transaction, the Company acquired 100% ownership of the following established rig owning entities and branches, which have been accounted for as a business combination under ASC 805:

Name of Acquired Entities	New Name of Acquired Entities
Constellation II Limited	—
GlobalSantaFe West Africa Drilling Limited	Borr Baug Limited
Transocean Andaman Limited	Borr Idun Limited
Transocean Ao Thai Limited	Borr Mist Limited
Constellation Rig Owner I Limited	Borr Atla Limited
Transocean Drilling Resources Limited	Borr Brage Limited
Transocean Drilling Services Offshore Inc.	Borr Jack-Up XIV Inc.
Transocean Siam Driller Limited	Borr Odin Limited

Three of the Transocean rigs were on contract with an external customer at the time of closing. The rigs ended their contracts in July 2017, March 2018 and October 2018, respectively. While the Company took title and ownership to the rigs at the time of closing, Transocean retained the associated revenue, expenses and cash flow associated with the customer contracts including risks and rewards. The Company agreed that the existing bareboat charters to Transocean for these rigs would continue for the remaining contract periods (the “Transocean Bareboat Charters”). As part of the agreement, the Company agreed to pay Transocean an amount equal to the amounts received by the owners of the three rigs under the Transocean Bareboat Charters to Transocean. As a result of the agreement with Transocean, the bareboat proceeds and payments for these rigs are presented net in the consolidated statement of operations.

Recognized amounts of identifiable assets acquired and liabilities assumed at fair value:

May 31, 2017
(In $ millions)
Jack-up drilling rigs	547.7
Current assets	0.5
Onerous contract (Note 22)	(223.7)
Total	324.5
Fair value of consideration satisfied by cash:
Deposit on March 15, 2017	32.0
Payment upon completion (May 31, 2017)	288.7
Balancing payment	3.8
Total	324.5
Total fair value of purchase consideration	324.5
Fair value of net assets acquired	324.5
Goodwill	-

The estimated fair value of the jack-up drilling rigs was derived by using a market and income based approach with market participant-based assumptions. An onerous contract liability was recognized with regards to the newbuilding contracts acquired as the carrying value (future commitments) differed from prevailing market rates at the time of acquisition. The net present value of the newbuilding contracts has been recorded as a liability at the purchase date. No goodwill was recognized from the business combination.

Acquisition related transaction costs consisted of various legal, accounting, commissions, valuations and other professional fees which amounted to $3.3 million, which were expensed as incurred and are presented in the statement of operations within general and administrative expenses.

No quantitative pro forma profit and loss information has been prepared for the Transocean transaction, as it is impractical. Post-acquisition, the acquired business contributed $4.2 million and $nil million in operating revenue in the Consolidated Financial Statements for the year ended December 31, 2018 and the period from May 31, 2017 through December 31, 2017, resulting in a loss before income taxes of $52.1 million and $51.8 million, respectively.

In June 2017, the Company paid $275.0 million to Keppel as a second instalment of the contract value for the construction of five new-build jack-up drilling rigs. The payment of $275.0 million made by the Company was allocated first against the relevant part of the onerous contract directly attributable to each hull (newbuild). An adjustment of $38.0 million and $39.2 million was made towards the onerous contract for Hull B364 (TBN “Saga”) and Hull B365 (TBN “Skald”), respectively. A further adjustment of $62.0 million and $60.8 million was capitalized as newbuildings milestone payments for Hull B364 (TBN “Saga”) and Hull B365 (TBN “Skald”), respectively. Of the remaining $75.0 million, $25.0 million was adjusted each towards the onerous contracts for Hull B366 (TBN “Tivar”), Hull B367 (TBN “Vale”) and Hull B368 (TBN “Var”). The remaining contracted instalments as of December 31, 2019, payable on delivery, for the Keppel newbuilds acquired in 2017 are approximately $448.2 million (approximately $448.2 million as of December 31, 2018).